BLACKROCK FUNDSSM

BlackRock Mid-Cap Growth Equity Portfolio

(“Mid-Cap Growth Equity” or the “Fund”)

Supplement dated February 26, 2013

to the Prospectus dated January 28, 2013

Effective March 1, 2013, the following changes are made to the Fund’s prospectus:

The section of the prospectus captioned “Fund Overview — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp	2013	Managing Director of BlackRock, Inc.
Kathryn Mongelli	2013	Director of BlackRock, Inc.
Phil Ruvinsky	2013	Director of BlackRock, Inc.

The section of the prospectus captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of Mid-Cap Growth Equity” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF MID-CAP GROWTH EQUITY

Mid-Cap Growth Equity is managed by a team of financial professionals. Lawrence Kemp, Kathryn Mongelli and Phil Ruvinsky are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio managers.

The section of the prospectus captioned “Management of the Funds — Portfolio Manager Information — Mid-Cap Growth Equity” is deleted in its entirety and replaced with the following:

Mid-Cap Growth Equity

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.
Kathryn Mongelli	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Director of BlackRock, Inc. since 2013; Vice President and Research Analyst at T. Rowe Price Associates from 2010 to 2013; Director of UBS Global Asset Management from 2005 to 2010.
Phil Ruvinsky	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013

Director of BlackRock, Inc. since 2013; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; Various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Shareholders should retain this Supplement for future reference.